Filed Pursuant to Rule 497(a)

File Number: 333-264909

Rule 482 ad

For Immediate Release

Destiny Tech100 (DXYZ) to List on New York Stock Exchange On March 26, 2024

Innovative exchange-listed fund will provide investors with unprecedented access to many of the world's top private companies

New York, NY — Destiny XYZ Inc. ("D/XYZ"), an investment firm focused on redefining the venture investment ecosystem, is excited to announce the upcoming listing of its innovative fund, Destiny Tech100, on the New York Stock Exchange (“NYSE”) under the ticker “DXYZ”. This landmark event, scheduled for Tuesday, March 26, 2024, marks a significant milestone in the firm's mission to open investment opportunities in transformative private companies such as SpaceX, OpenAI, Superhuman, and Stripe to a wider audience.

In an era where investment in game-changing private companies has been limited to institutional investors and high-net-worth individuals, D/XYZ is breaking down barriers to entry. Its flagship product, the Destiny Tech100 fund, presents a unique opportunity for individual investors to partake in the potential growth of private companies that are leading technological innovation and societal change.

"Our mission at D/XYZ is about more than just financial returns. We believe everyone should have a vested interest in the transformative companies they know, use, and love," said Sohail Prasad, CEO of Destiny XYZ Inc. "Listing the Tech100 fund on the NYSE represents a significant step towards leveling the playing field, allowing anyone to invest in legendary private companies that we believe are making a GDP-level impact."

The Tech100 fund is a carefully curated portfolio of private companies that we believe have the potential to deliver substantial impact and returns. These are companies at the cutting edge of their respective fields, driving advancements that will define the coming decades.

For more information about the Tech100 fund and the listing, Destiny XYZ, the parent company, has made extensive resources available on its website. Prospective investors and the general public are encouraged to visit www.destiny.xyz/faq for answers to frequently asked questions, and the Fund’s EDGAR page (www.sec.gov/edgar/browse/?CIK=0001843974) for more details.

About D/XYZ

Destiny XYZ Inc. (“D/XYZ” and “Destiny”) is a pioneering investment firm that is reshaping the landscape of investment by making it more accessible, transparent, and equitable. With a focus on innovation and impact, Destiny XYZ provides access to investment opportunities that were previously out of reach for the average investor, empowering them to be a part of the success stories of tomorrow's leading companies.

About Destiny Tech100

Destiny’s flagship offering, the Destiny Tech100, will be a publicly-listed portfolio of 100 of the top venture-backed private technology companies, providing everyday investors access to many of the world’s most exciting private businesses.

Current Tech100 holdings include: SpaceX, OpenAI, Epic Games, Discord, Superhuman, and Stripe. For a comprehensive list of holdings, visit the fund website www.destiny.xyz/tech100.

Contact:

Robert Blecher

press@destiny.xyz

Forward-Looking Statements

This press release contains forward-looking statements, which reflect our current views with respect to, among other things, the market. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate” or the negative version of these words or other comparable words., which are subject to various risks and uncertainties. We caution you that these statements are not guarantees of future performance, and actual results or developments may differ materially from those projected in the forward-looking statements.

###